UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

EQT Corporation

(Name of Registrant as Specified In Its Charter)
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625 Liberty Avenue Suite 1700 Pittsburgh, PA 15222-3111
Notice of Special Meeting of Shareholders
To Be Held July 23, 2020
July 2, 2020
Dear Shareholders:
You are cordially invited to a special meeting of shareholders (the “Special Meeting”) of EQT Corporation (“EQT”). The Special Meeting will be held on July 23, 2020 at 9:00 a.m. (Eastern Time). If you owned common stock of EQT at the close of business on June 29, 2020, the record date, you may vote at this meeting.
At the Special Meeting, we plan to ask you to:
(1)
Approve an amendment to the Restated Articles of Incorporation of EQT (the “Articles”) to increase the authorized number of shares of common stock from 320,000,000 shares to 640,000,000 shares (the “Amendment Proposal”); and

(2)
Approve one or more adjournments of the Special Meeting, if necessary or appropriate, to permit solicitation of additional votes if there are not sufficient votes to approve the Amendment Proposal.

In addition to the foregoing, the Special Meeting will include the transaction of such other business as may be properly presented at the Special Meeting.
Due to the continuing public health and travel concerns related to the coronavirus (COVID-19) pandemic, EQT has determined to hold the Special Meeting virtually. You will not be able to physically attend the Special Meeting. To attend the Special Meeting, you will need to visit the virtual meeting website at www.meetingcenter.io/275595832 (the “Meeting Website”). Participants may choose to join the virtual meeting as a “shareholder” or as a “guest.” To enter the virtual meeting as a shareholder, participants will be required to enter a valid control number and password. The password for the meeting is EQT2020. A control number or password will not be required to join the virtual meeting as a guest; please note, however, that guests will not have the option to vote or submit questions during the virtual meeting. If your shares are registered directly in your name with EQT’s transfer agent, Computershare, you are considered the “shareholder of record” of those shares and you may use the control number found on your proxy card (or e-notification) to enter the virtual meeting and vote at the meeting. Similarly, if you are a participant in the EQT Corporation Employee Savings Plan, you may use the control number provided on your direction card to enter the virtual meeting and vote at the meeting. If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” If you are a beneficial owner and you wish to vote your shares at the meeting, you must pre-register with Computershare no later than 5:00 p.m. (Eastern Time) on July 17, 2020 by (i) requesting from your bank or broker proof of your proxy power (legal proxy) and (ii) e-mailing Computershare at legalproxy@computershare.com, your name and e-mail address and either (a) the forwarded e-mail from your broker or (b) an attached image of your legal proxy. Upon successful pre-registration, a beneficial owner will receive a confirmation e-mail from Computershare confirming its registration and providing a control number to enter the virtual meeting and vote at the meeting as a shareholder. On the date of the Special Meeting, online access to the Special Meeting will open at 8:30 a.m. (Eastern Time), to allow time for shareholders to log-in prior to the start of the live audio webcast of the Special Meeting at 9:00 a.m. (Eastern Time). We encourage you to log-in 15 minutes prior to the start time of the Special Meeting. If you experience technical difficulties during the check-in process or during the Special Meeting, please call (800) 589-9026 for assistance.
Enclosed with your proxy materials is a proxy card, which is being solicited on behalf of EQT’s Board of Directors (the “Board”). The Board strongly urges you to read the accompanying proxy statement carefully and vote in accordance with the Board’s recommendations on the proposals by using the enclosed proxy card. You may also vote via the internet or by telephone as instructed on the proxy card. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Special Meeting.
On behalf of the Board of Directors,
Nicole King Yohe
Corporate Secretary

Important Notice Regarding the Availability of
Proxy Materials for the Shareholder Meeting to be held on July 23, 2020
The proxy statement for the special meeting of shareholders of EQT Corporation is attached and, along with a form of proxy card, is available free of charge at www.edocumentview.com/EQT.

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CAUTIONARY STATEMENTS
The enclosed proxy statement contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking and are usually identified by the use of words such as “anticipate,” “estimate,” “could,” “would,” “will,” “may,” “forecast,” “approximate,” “expect,” “project,” “intend,” “plan,” “believe” and other words of similar meaning, or the negative thereof, in connection with any discussion of future operating or financial matters. Without limiting the generality of the foregoing, forward-looking statements contained in the enclosed proxy statement include statements relating to plans, strategies, objectives and anticipated financial and operational performance of EQT Corporation (“EQT”) and its subsidiaries (collectively with EQT, the “Company”).
The forward-looking statements contained in the enclosed proxy statement involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently known to the Company. Although the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, volatility of commodity prices; the costs and results of drilling and operations; access to and cost of capital; uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future; the assumptions underlying production forecasts; the quality of technical data; the Company’s ability to appropriately allocate capital and resources among its strategic opportunities; inherent hazards and risks normally incidental to drilling for, producing, transporting and storing natural gas, natural gas liquids (NGLs) and oil; cyber security risks; availability and cost of drilling rigs, completion services, equipment, supplies, personnel, oilfield services and water required to execute the Company’s exploration and development plans; the ability to obtain environmental and other permits and the timing thereof; government regulation or action; environmental and weather risks, including the possible impacts of climate change; uncertainties related to the severity, magnitude and duration of the COVID-19 pandemic; and disruptions to the Company’s business due to acquisitions and other significant transactions. These and other risks are described under Item 1A, “Risk Factors,” and elsewhere in EQT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated by EQT’s subsequent Quarterly Reports on Form 10-Q and other documents EQT files from time to time with the Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it.
Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

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EQT CORPORATION
625 Liberty Avenue, Suite 1700
Pittsburgh, PA 15222
PROXY STATEMENT
The Board of Directors (the “Board” or the “Board of Directors”) of EQT Corporation (“EQT,” “we,” “our” or “us”) is soliciting proxies to be voted at a special meeting of shareholders (the “Special Meeting”) to be held on July 23, 2020 at 9:00 a.m. (Eastern Time), for the purposes set forth herein. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct.
This proxy statement and the form of proxy were first mailed on or about July 2, 2020 to all shareholders as of June 29, 2020, the record date for the Special Meeting. This proxy statement contains important information about the items you will vote on at the Special Meeting and about the voting process.
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
What items will be voted on at the Special Meeting?
Shareholders will vote on the following items if each is properly presented at the Special Meeting:
		The Board’s Recommendation	More Information (Page No.)
Item No. 1	The approval of an amendment to the Restated Articles of Incorporation of EQT (the “Articles”) to increase the authorized number of shares of common stock from 320,000,000 shares to 640,000,000 shares	✓ FOR	Page 8
Item No. 2	The approval of one or more adjournments of the Special Meeting, if necessary or appropriate, to permit solicitation of additional votes if there are not sufficient votes to approve Item No. 1	✓ FOR	Page 10
What are the Board’s voting recommendations on each item?
The Board recommends that you vote FOR Items Nos. 1 and 2.
When and where will the Special Meeting be held?
The Special Meeting will take place on July 23, 2020 at 9:00 a.m. (Eastern Time). Due to the continuing public health and travel concerns related to the coronavirus (COVID-19) pandemic, we have determined to hold the Special Meeting virtually. You will not be able to physically attend the Special Meeting.
To attend the Special Meeting, you will need to visit the virtual meeting website at www.meetingcenter.io/275595832 (the “Meeting Website”). Participants may choose to join the virtual meeting as a “shareholder” or as a “guest.” To enter the virtual meeting as a shareholder, participants will be required to enter a valid control number and password. The password for the meeting is EQT2020. A control number or password will not be required to join the virtual meeting as a guest; please note, however, that guests will not have the option to vote or submit questions during the virtual meeting.
If your shares are registered directly in your name with EQT’s transfer agent, Computershare, you are considered the “shareholder of record” of those shares and you may use the control number found on your proxy card (or e-notification) to enter the virtual meeting. Similarly, if you are a participant in the EQT Corporation Employee Savings Plan (the “Employee Savings Plan”), you may use the control number provided on your direction card to enter the virtual meeting.
If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” If you are a beneficial owner and you wish to vote your shares at the meeting, you must pre-register with Computershare no later than 5:00 p.m.

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(Eastern Time) on July 17, 2020 by (i) requesting from your bank or broker proof of your proxy power (legal proxy) and (ii) e-mailing Computershare at legalproxy@computershare.com, your name and e-mail address and either (a) the forwarded e-mail from your broker or (b) an attached image of your legal proxy. Upon successful pre-registration, a beneficial owner will receive a confirmation e-mail from Computershare confirming its registration and providing a control number to enter the virtual meeting as a shareholder.
On the date of the Special Meeting, online access to the Special Meeting will open at 8:30 a.m. (Eastern Time) to allow time for shareholders to log-in prior to the start of the live audio webcast of the Special Meeting at 9:00 a.m. (Eastern Time). We encourage you to log-in 15 minutes prior to the start time of the Special Meeting. If you experience technical difficulties during the check-in process or during the Special Meeting, please call (800) 589-9026 for assistance.
Who is entitled to vote, and how many votes do I have?
You may vote if you held common stock of EQT at the close of business on June 29, 2020. For each item presented for voting, you have one vote for each share you own.
What is the difference between holding shares as a shareholder of record or as a beneficial owner?
If your shares are registered directly in your name with EQT’s transfer agent, Computershare, you are considered the “shareholder of record” of those shares. The notice relating to the Special Meeting (the “Notice”), this proxy statement and accompanying materials have been sent to you directly by Computershare.
If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice, this proxy statement and accompanying materials have been forwarded to you by your broker, bank or other holder of record that is considered the “shareholder of record” of those shares. As the beneficial owner, you have the right to direct your broker, bank or other holder of record in voting your shares by using the voting instruction form (“VIF”) included in the mailing or by following the instructions from the holder of record. Please instruct your broker, bank or other holder of record how to vote your shares so that your vote can be counted.
If you hold restricted shares through the EQT Corporation 2020 Long-Term Incentive Plan (the “2020 LTIP”), EQT Corporation 2019 Long-Term Incentive Plan (the “2019 LTIP”) or the EQT Corporation 2014 Long-Term Incentive Plan (the “2014 LTIP”), the administrator of such plan has transferred its voting authority with respect to such restricted shares directly to you and you will be able to vote such shares as if they were registered directly in your name.
If your shares are held through the Employee Savings Plan, see “How do I vote shares held through the Employee Savings Plan?” below for instructions regarding how to vote your shares and the right of the trustee to vote your shares on matters for which it has not received voting instructions.
How do I vote if I am a shareholder of record?
If you are a shareholder of record, you may vote your shares by:
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voting online during the Special Meeting at the Meeting Website;

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completing the proxy card as outlined in the instructions on the card and signing, dating and returning the proxy card in the prepaid envelope provided;

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following the instructions at the Internet site indicated on your proxy card; or

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following the instructions for telephone voting after calling the number indicated on your proxy card.

Even if you plan to attend the meeting virtually, we encourage you to vote by proxy as soon as possible.
If you vote by submitting your proxy card, your shares will be voted as indicated on your properly completed unrevoked proxy card. If you return your proxy card but do not indicate how your shares should be voted on an item, the shares represented by your properly completed unrevoked proxy card will be voted as

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recommended by the Board with respect to such items. If you do not return a properly completed proxy card and do not vote at the Special Meeting, by telephone or on the Internet, your shares will not be voted.
In the case of Internet or telephone voting, you should have your proxy card in hand and retain the card until you have completed the voting process. If you vote by Internet or telephone, you do not need to return the proxy card by mail. Even if you plan to attend the meeting virtually, we encourage you to vote by proxy as soon as possible.
How do I vote if I am a beneficial holder of shares held in “street name”?
If your shares are held by a broker, bank or other holder of record in “street name” (including shares purchased through the EQT Corporation 2008 Employee Stock Purchase Plan and its predecessor), you should receive a VIF along with a copy of this proxy statement.
Your broker, bank or other holder of record (or designee thereof) will vote your shares in accordance with the instructions on your returned VIF. You may instruct the holder of record to vote your shares by completing the VIF as outlined in the instructions on the form and signing, dating and returning the VIF in the prepaid envelope provided. You may also submit your vote by telephone or on the Internet if those options are made available to you by your broker, bank or other holder of record. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary. Please instruct your broker, bank or other holder of record how to vote your shares so that your vote can be counted. Please review your VIF for the date by which your instructions must be received in order for your shares to be voted.
You may also vote at the meeting if you obtain a legal proxy from your broker, bank or other holder of record and pre-register with Computershare no later than 5:00 p.m. (Eastern Time) on July 17, 2020. To pre-register, you will need to e-mail Computershare at legalproxy@computershare.com, your name and e-mail address and either (i) the forwarded e-mail from your broker or (ii) an attached image of your legal proxy. Upon successful pre-registration, a beneficial owner will receive a confirmation e-mail from Computershare confirming its registration and providing a control number to enter the virtual meeting as a shareholder.
See “Is my vote important and how are the votes counted?” below for the right of brokers, banks and other holders of record to vote on routine matters for which they have not received voting instructions.
How do I vote shares held through the Employee Savings Plan?
If you hold shares through the Employee Savings Plan, you will receive a separate voting direction card and proxy statement. The trustee of the Employee Savings Plan will vote your shares in accordance with the instructions on your returned direction card. You may instruct the trustee to vote your shares by:
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completing the direction card as outlined in the instructions on the card and signing, dating and returning the direction card in the prepaid envelope provided;

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following the instructions at the Internet site indicated on your voting direction card; or

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following the instructions for telephone voting after calling the number indicated on your direction card.

If you do not return a direction card with respect to your Employee Savings Plan shares, the trustee will vote your shares in proportion to the way other plan participants voted their shares. Please note that the direction card representing your Employee Savings Plan shares indicate an earlier voting cutoff than the proxy cards and VIFs you may have received for your other share accounts. Please review the direction card you receive with respect to your Employee Savings Plan shares for the date by which your instructions must be received in order for your shares to be voted.
In the case of Internet or telephone voting, you should have your direction card in hand and retain the card until you have completed the voting process. If you vote by Internet or telephone, you do not need to return the direction card by mail.

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How do I vote restricted shares held through the 2014 LTIP, the 2019 LTIP or the 2020 LTIP (collectively, the “LTIPs” and each, an “LTIP”)?
If you hold restricted shares through an LTIP, the administrator of such plan has transferred its voting authority with respect to such restricted shares directly to you and you will be able to vote such shares as if they were registered directly in your name. Accordingly, if you hold restricted shares through an LTIP, you will receive a proxy card and proxy statement, and you may vote your shares by:
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voting online during the Special Meeting at the Meeting Website;

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completing the proxy card as outlined in the instructions on the card and signing, dating and returning the proxy card in the prepaid envelope provided;

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following the instructions at the Internet site indicated on your proxy card; or

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following the instructions for telephone voting after calling the number indicated on your proxy card.

Even if you plan to attend the virtual meeting, we encourage you to vote by proxy as soon as possible.
May I change my vote?
If you are a shareholder of record or if you hold restricted shares through an LTIP, you may revoke your proxy before polls are closed at the Special Meeting by:
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voting again by submitting a revised proxy card or voting by Internet or telephone, as applicable, on a date later than the prior proxy;

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voting online during the Special Meeting at the Meeting Website; or

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notifying EQT’s Corporate Secretary in writing that you are revoking your proxy.

Attendance virtually at the Special Meeting alone is not sufficient to revoke a prior properly submitted proxy.
If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record.
If you hold shares through the Employee Savings Plan, you may revoke your proxy prior to the deadline stated on the direction card by:
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submitting a revised direction card by mail or voting again by Internet or telephone, as applicable, on a date later than the prior proxy; or

•
notifying EQT’s Corporate Secretary in writing that you are revoking your proxy.

Please note that the direction card representing your Employee Savings Plan shares indicate an earlier voting cutoff than the proxy cards and VIFs you may have received for your other share accounts. Please review the direction card you receive with respect to your Employee Savings Plan shares for the date by which your instructions must be received in order for your shares to be voted.
What if I receive more than one proxy card, direction card and/or VIF?
This means that you have multiple accounts holding EQT shares. These may include accounts with our transfer agent, shares held by the trustee of the Employee Savings Plan and accounts with a broker, bank or other holder of record. If the name on the accounts is the same, the shares on your proxy card may represent (i) shares for which you have a certificate; (ii) shares that you hold in book-entry form; (iii) shares that you have in a dividend reinvestment account of the EQT Corporation 2009 Dividend Reinvestment and Stock Purchase Plan; and/or (iv) restricted shares you hold through an LTIP.
In order to vote all of the shares held by you in multiple accounts, you will need to vote the shares held in each account separately. Please follow the voting instructions provided on each proxy card, direction card and/or VIF to ensure that all of your shares are voted.

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We encourage you to have all accounts registered in the same name and address whenever possible. You can do this by contacting our transfer agent, Computershare, at P.O. Box 505000, Louisville, Kentucky 40233 at its toll free number (1-800-589-9026) or on its website at http://www.computershare.com/investor. If you receive more than one VIF, please contact the broker, bank or other holder of record holding your shares to determine whether you can consolidate your accounts.
What is householding?
We have adopted a procedure approved by the Securities and Exchange Commission (the “SEC”) called “householding,” which reduces our printing costs and postage fees. Under this procedure, shareholders of record who have the same address and last name may receive only one copy of this proxy statement unless one or more of these shareholders notify us that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.
If a shareholder of record residing at a household to which we sent only one copy of this proxy statement wishes to receive an additional copy for the Special Meeting, he or she may contact EQT’s Corporate Secretary. See “How do I contact EQT’s Corporate Secretary?” below. EQT will promptly deliver, upon written or oral request, a separate proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.
If a shareholder of record residing at a household to which we sent only one copy of this proxy statement wishes to receive separate documents in the future, he or she may discontinue householding by contacting our transfer agent, Computershare, at P.O. Box 505000, Louisville, Kentucky 40233, at its toll free number (1-800-589-9026) or on its website at http://www.computershare.com/investor.
If you are an eligible shareholder of record receiving multiple copies of this proxy statement, you can request householding in the future by contacting EQT’s Corporate Secretary. See “How do I contact EQT’s Corporate Secretary?” below. If you own your shares through a broker, bank or other holder of record, you can request householding by contacting the applicable holder of record.
What is a broker non-vote?
A broker non-vote occurs when a broker, bank or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other holder of record (i) has not received instructions from the beneficial owner of the shares and (ii) does not have discretionary voting power for that particular item.
If you are a beneficial owner and you do not give instructions to your broker, bank, or other holder of record, such holder of record will have discretionary voting power with respect to “routine” items but will not be permitted to vote the shares with respect to “non-routine” items (those shares are treated as “broker non-votes”). We believe both Item No. 1 and Item No. 2 are “routine” matters and, as a result, we do not expect there to be any broker non-votes. However, whether a matter is “routine” or not is ultimately up to the New York Stock Exchange (the “NYSE”), and the NYSE may make a determination that is different from what we believe to be the case. In addition, we understand that certain brokers have elected not to vote even on “routine” matters without a beneficial owner’s voting instructions. Accordingly, we urge you to provide instructions to your bank, broker or other nominee to ensure that your shares will be voted in accordance with your wishes at the Special Meeting.
Is my vote important and how are the votes counted?
Your vote is very important. Each share of EQT common stock that you own as of the close of business on June 29, 2020, the record date for the Special Meeting, represents one vote. If you do not vote your shares, you will not have a say in the important issues to be voted on at the meeting. Many of our shareholders do not vote, so the shareholders who do vote may influence the outcome of the proposals in greater proportion than their percentage ownership of EQT.
How many votes are needed to approve the proposals to be voted on at the Special Meeting?
At the close of business on the record date for the meeting, EQT had 255,552,234 shares of common stock outstanding. The following are the voting requirements to approve the proposals presented in this proxy

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statement and the discretionary authority of brokers, banks or other holders of record with respect to each proposal:
	Description	Vote Required	Broker Discretionary Voting Allowed*
Item No. 1	The approval of an amendment to the Articles to increase the authorized number of shares of common stock from 320,000,000 shares to 640,000,000 shares	Majority of votes cast	Yes
Item No. 2	The approval of one or more adjournments of the Special Meeting, if necessary or appropriate, to permit solicitation of additional votes if there are not sufficient votes to approve Item No. 1	Majority of votes cast	Yes
* We believe each of Items No. 1 and 2 are deemed to be a “routine” matter over which brokers, banks or other nominees have discretionary authority to vote. However, whether a matter is “routine” or not is ultimately up to the NYSE, and the NYSE may make a determination that is different from what we believe to be the case. If you are a beneficial owner of shares registered in the name of your broker, bank or other holder of record, we strongly encourage you to provide voting instructions to the broker, bank or other holder of record that holds your shares to ensure that your shares are voted in the manner in which you want them to be voted.
For purposes of the approval of all Items above, abstentions, broker non-votes, if any, and the failure to vote are not votes cast and, accordingly, have no effect on the outcome of such proposals.
What constitutes a “quorum” for the Special Meeting?
A majority of the outstanding shares, present in person or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the Special Meeting. You are part of the quorum if you have returned a proxy. Abstentions also are counted in determining whether a quorum is present. Broker non-votes, if any, are counted in determining whether a quorum is present if at least one of the proposals to be considered at the Special Meeting is deemed to be a “routine” matter.
How will my shares be voted on other matters not included in this proxy statement that may be presented at the Special Meeting?
As of the date of this proxy statement, we do not know of any other matters that may be presented for action at the Special Meeting. However, should other matters properly come before the Special Meeting, the persons named as proxies will vote in a manner as they may, in their discretion, determine.
What happens if the Special Meeting is postponed or adjourned?
If the Special Meeting is postponed or adjourned, your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted. See “May I change my vote?” above.
Who pays for the solicitation of proxies by EQT?
We do. We are soliciting proxies primarily by use of mail. However, we may also solicit proxies in person, by telephone, by facsimile, by courier or by electronic means. To the extent that our directors, officers, or other employees participate in this solicitation, they will not receive any compensation for their participation, other than their normal compensation. D.F. King & Co., Inc. assists us with the solicitation for a fee of $10,000, plus reasonable out-of-pocket expenses. We also reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their proxies.

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How do I contact EQT’s Corporate Secretary?
You may contact EQT’s Corporate Secretary by sending correspondence to: 625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222, Attn: Corporate Secretary.

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ITEM NO. 1 – APPROVE AMENDMENT TO RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK
(Item No. 1 on the proxy card)
The Board of Directors recommends a vote FOR the amendment to the Articles to increase the number of shares of common stock that EQT is authorized to issue from 320,000,000 shares to 640,000,000 shares (the “Amendment”).
The Articles currently authorize the issuance of up to 320,000,000 shares of common stock. The Board has unanimously approved, and is recommending that shareholders approve, an amendment to the Articles to increase the number of shares of common stock that EQT is authorized to issue from 320,000,000 shares to 640,000,000 shares.
Rationale for the Amendment and Factors to Consider
Following the 2019 annual meeting of shareholders and successful proxy campaign led by Toby Z. Rice, in July 2019 the Board and management team were substantially reconstituted. Since that time, the actions of the Board and management have been focused on ensuring the long-term sustainability of the organization by significantly reducing operational costs, managing near-term debt maturities and reducing leverage.
In April 2020, EQT opportunistically accessed the convertible debt market, issuing $500 million aggregate principal amount of 1.75% Convertible Senior Notes due 2026 (the “Convertible Senior Notes”). 40,000,000 shares of EQT common stock were reserved for issuance upon the conversion of the Convertible Senior Notes. The proceeds raised provided a line of sight to near-term debt maturity management, a key near-term objective for EQT. As a result of the share reservation for the Convertible Senior Notes, however, less than 500,000 shares, or 0.1% of the currently authorized 320,000,000 shares of common stock, remain unreserved and available for future use.
As of June 1, 2020, 255,552,234 shares of EQT common stock were outstanding. In addition to the 40,000,000 shares reserved for issuance upon conversion of the Convertible Senior Notes, as of June 1, 2020, approximately 22,700,000 shares of EQT common stock were reserved for issuance pursuant to our equity compensation plans, approximately 900,000 shares were reserved for issuance under EQT’s 2009 Dividend Reinvestment and Stock Purchase Plan, and approximately 500,000 shares were reserved for issuance under the Employee Stock Ownership Plan (ESOP) portion of the Employee Savings Plan.
The Board believes that the additional authorized shares of common stock will provide us with the necessary flexibility to utilize shares for various corporate purposes that may be identified in the future. These corporate purposes may include, but are not limited to, potential strategic transactions (such as mergers, acquisitions and other business combinations), stock dividends, equity or equity-linked offerings and other capital-raising or financing transactions, grants and awards under equity compensation plans, and other types of general corporate purpose transactions. Further, we believe that if the Amendment were to pass, the ratio of EQT’s outstanding shares of common stock to its total authorized shares of common stock would be consistent with that of its compensation and performance peer groups (whose members are detailed in Annex C to EQT’s proxy statement for its 2020 annual meeting of shareholders (the “2020 annual meeting”)).
At this time we have no specific plans, arrangements or understandings to issue any of the shares of common stock that would be authorized by the Amendment. EQT is a 130 year-old company and has not increased its number of authorized shares of common stock, other than in proportion to and in connection with stock splits, in over 25 years. We believe that it is critical to have the flexibility to issue shares of common stock beyond the limited amount remaining, and we believe the failure to approve the proposed Amendment would likely hinder our ability to pursue shareholder value-enhancing transactions.
The Board has not proposed the increase in the number of authorized shares with the intention of discouraging tender offers or takeover attempts of EQT. Rather, the proposed Amendment has been prompted by business and financial considerations, as set out above, and it is the intended purpose of the Amendment to provide greater flexibility to the Board in considering and planning for our potential future

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corporate needs. The availability of additional authorized shares for issuance may, however, have anti-takeover effects in that it may discourage a merger, tender offer, proxy contest or other attempt to obtain control of EQT. In this regard, if EQT was to become concerned that it may be a potential target of an unsolicited acquisition attempt, it could try to impede the acquisition by issuing additional shares of common stock or rights or other equity interests related thereto, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to the bidder of the acquisition. We do not currently have a shareholder rights plan (commonly referred to as a “poison pill”) in place, nor does the Board currently have any plans to adopt any such plan or similar anti-takeover measures. The Board is not currently aware of any attempt or plan to acquire control of EQT.
The additional shares of common stock to be authorized by adoption of the Amendment would have rights identical to our currently outstanding shares of common stock. Adoption of the proposed Amendment would not affect the rights of the holders of currently outstanding shares of EQT common stock, except for effects incidental to increasing the number of shares of EQT common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock, if and to the extent additional shares of common stock are ultimately issued. The proposed Amendment will not affect the number of shares of preferred stock authorized.
If the Amendment is approved, it will become effective upon its filing with the Department of State of the Commonwealth of Pennsylvania, which will occur as soon as practicable after the approval.
Complete Text of Proposed Amendment
The general description of the proposed Amendment is qualified in its entirety by reference to the text of the proposed Amendment, which is provided as Appendix A to this proxy statement. Proposed additions are double-underlined, and proposed deletions are stricken through.

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ITEM NO. 2 – APPROVE ADJOURNMENT OF THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL VOTES
(Item No. 2 on the proxy card)
The Board of Directors recommends a vote FOR the approval of one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional votes if there are not sufficient votes to approve Item No. 1.
Item No. 2 will only be presented at the Special Meeting if there are not sufficient votes to approve Item No. 1. If Item No. 2 is presented at the Special Meeting and is not approved, the chair of the Special Meeting will not be able to adjourn the Special Meeting to a later date.
If EQT’s shareholders approve Item No. 2, the chair of the Special Meeting, at the direction of the Board, could adjourn the Special Meeting, and any adjourned session of the Special Meeting, and use the additional time to solicit additional votes to approve Item No. 1, including from our shareholders that have previously submitted proxies. If Item No. 2 is approved, the Special Meeting may be adjourned in the absence of a quorum by the affirmative vote of a majority of the votes cast by holders of EQT common stock. Even if a quorum is present, the Special Meeting could be adjourned in order to provide more time to solicit additional votes in favor of approval of Item No. 1 if a majority of votes are cast in favor of Item No. 2. Among other things, approval of Item No. 2 could mean that, even if we had received proxies representing a sufficient number of votes to defeat Item No. 1, we could adjourn the Special Meeting without a vote on Item No. 1 and seek to convince our shareholders to change their proxies in favor of Item No. 1.
If the Special Meeting is adjourned, no notice of the adjourned meeting is required to be given to our shareholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned. If after the adjournment a new record date is set for the adjourned meeting, a notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the Special Meeting. If the Special Meeting is adjourned, shareholders who have already submitted their proxies will be able to revoke them at any time before their use.

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EQUITY OWNERSHIP
Stock Ownership of Significant Shareholders
The following table sets forth certain information regarding the beneficial ownership of EQT common stock by each person known by EQT to be the beneficial owner of more than 5% of the outstanding shares of EQT common stock as of June 1, 2020, on which date there were 255,552,234 shares of EQT common stock outstanding.
NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENT OF COMMON STOCK OUTSTANDING
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	23,019,574 (1)	9.0%
JPMorgan Chase & Co. 383 Madison Avenue New York, NY 10179	13,110,905 (2)	5.1%
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	14,418,578 (3)	5.6%
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	28,137,943 (4)	11.0%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	23,915,046 (5)	9.4%

(1)
Information based on Amendment No. 11 to Schedule 13G filed by BlackRock, Inc. with the SEC on February 5, 2020, reporting that BlackRock, Inc. has sole voting power over 22,009,323 shares and sole dispositive power over 23,019,574 shares, and shared voting and dispositive power with respect to 0 shares.

(2)
Information based on Schedule 13G filed by JPMorgan & Chase Co. with the SEC on January 22, 2020, reporting that JP Morgan & Chase Co. has sole voting power over 12,952,174 shares, sole dispositive power over 13,108,145 shares, shared voting power over 0 shares, and shared dispositive power over 148 shares.

(3)
Information based on Schedule 13G filed by State Street Corporation with the SEC on February 14, 2020, reporting that State Street Corporation has sole voting and dispositive power with respect to 0 shares, shared voting power over 12,027,408 shares, and shared dispositive power over 14,418,578 shares.

(4)
Information based on Amendment No. 2 to Schedule 13G filed by T. Rowe Price Associates, Inc. with the SEC on February 14, 2020, reporting that T. Rowe Price Associates, Inc. has sole voting power over 10,116,161 shares and sole dispositive power over 28,103,401 shares, and shared voting and dispositive power with respect to 0 shares; and T. Rowe Price Mid-Cap Value Fund, Inc. has sole voting power over 16,794,239 shares, sole dispositive power with respect to 0 shares, and shared voting and dispositive power with respect to 0 shares.

(5)
Information based on Amendment No. 9 to Schedule 13G filed by The Vanguard Group with the SEC on February 12, 2020, reporting that The Vanguard Group has sole voting power over 133,374 shares, sole dispositive power over 23,765,852 shares, shared voting power over 50,854 shares, and shared dispositive power over 149,194 shares.

Equity Ownership of Directors and Executive Officers
The table below sets forth the number of shares of EQT common stock beneficially owned by EQT’s directors and named executive officers (as determined under SEC rules) and all directors and executive officers as a group as of June 1, 2020, including shares of EQT common stock they had the right to acquire within 60 days after June 1, 2020.
The amounts and percentages of shares of EQT common stock beneficially owned are reported below on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting

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power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security.
Except as indicated by footnote, the persons named below have sole voting and investment power with respect to all shares of EQT common stock shown as beneficially owned by them, subject to community property laws where applicable, and none of such shares of EQT common stock are subject to a pledge.
NAME	EXERCISABLE EQT STOCK OPTIONS(1)	NUMBER OF SHARES OF EQT COMMON STOCK BENEFICIALLY OWNED(2)	PERCENT OF CLASS(3)
L. I. Beebe Chair	0	16,282	*
P. G. Behrman Director	0	53,631	*
L. M. Canaan Director	0	11,282	*
J. L. Carrig Director	0	21,282(4)	*
K. J. Jackson Director	0	11,782	*
J. F. McCartney Director	0	24,432	*
J. T. McManus II Director	0	26,282	*
A. M. Powers Director	0	17,036	*
D. J. Rice IV Director	0	248,457	*
S. A. Thorington Director	0	42,233	*
H. A. Vanderhider Director	0	16,282	*
T. Z. Rice Director, President and Chief Executive Officer	0	400,000	*
R. A. Duran Chief Information Officer	0	80,566	*
L. Evancho Chief Human Resources Officer	0	82,525	*
W. E. Jordan Executive Vice President and General Counsel	0	176,305	*
R. J. McNally Former President and Chief Executive Officer	389,477	101,293(5)	*
J. Kyle Derham Former Interim Chief Financial Officer	0	50,000	*
J. S. Smith Former Senior Vice President and Chief Financial Officer	94,829	39,189(6)	*
G. E. Gould Former Executive Vice President and Chief Operating Officer	110,100	126,696(7)	*
E. R. Centofanti Former Executive Vice President, Production	88,100	75,841(8)	*
Directors and executive officers as a group (17 individuals)	0	1,259,567	*

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*
Less than 1%

(1)
This column reflects the number of shares of EQT common stock that the directors and executive officers had a right to acquire within 60 days after June 1, 2020 through the exercise of stock options.

(2)
This column reflects EQT shares held of record and shares owned through a broker, bank or other nominee, including executive officers’ shares owned through EQT’s 401(k) plan. For non-employee directors, this column includes deferred stock units, including accrued dividends, that will be settled in common stock, over which the directors have no voting or investment power prior to settlement (Ms. Beebe – 11,282; Dr. Behrman – 26,585; Ms. Canaan – 11,282; Ms. Carrig – 11,282; Dr. Jackson – 11,282; Mr. McCartney – 5,634; Mr. McManus – 5,634; Ms. Powers – 11,388; Mr. D. Rice – 19,471; Mr. Thorington – 26,585; and Ms. Vanderhider – 11,282). For Dr. Behrman and Messrs. Daniel Rice and McCartney, this column also includes deferred stock units, including accrued dividends, that will be settled in common stock in connection with the deferral of director fees, over which the directors have sole investment but no voting power prior to settlement (Dr. Behrman – 1,398; Mr. McCartney – 8,408; and Mr. D. Rice – 9,377).

(3)
For each of the directors and named executive officers, this column reflects (i) the sum of the shares beneficially owned by him or her, the stock options exercisable by him or her within 60 days of June 1, 2020, and his or her deferred stock units that will be settled in common stock, as a percentage of (ii) the sum of the outstanding shares of EQT common stock at June 1, 2020, all options exercisable by him or her within 60 days of June 1, 2020, and all of his or her deferred stock units that will be settled in common stock upon termination of his or her service. For all directors and executive officers as a group, this column reflects (a) the sum of the shares beneficially owned by them, the stock options exercisable by them within 60 days of June 1, 2020, and their deferred stock units that will be settled in common stock, as a percentage of (b) the sum of the outstanding shares of EQT common stock at June 1, 2020, all options exercisable by them within 60 days of June 1, 2020, and all of their deferred stock units that will be settled in common stock upon termination of their service.

(4)
Shares beneficially owned include 5,000 shares held by Ms. Carrig’s spouse.

(5)
Mr. McNally’s employment with EQT terminated effective as of July 10, 2019. His beneficial ownership information is based on a questionnaire provided by him in January 2020 in connection with EQT’s preparation of the proxy statement for the 2020 annual meeting.

(6)
Ms. Smith’s employment with EQT terminated effective as of August 29, 2019. Her beneficial ownership information is based on a questionnaire provided by her in January 2020 in connection with EQT’s preparation of the proxy statement for the 2020 annual meeting.

(7)
Mr. Gould’s employment with EQT terminated effective as of August 7, 2019. His beneficial ownership information is based on a questionnaire provided by him in January 2020 in connection with EQT’s preparation of the proxy statement for the 2020 annual meeting.

(8)
Shares beneficially owned include 7,609 shares held by Ms. Centofanti’s spouse. Ms. Centofanti’s employment with EQT terminated effective as of May 3, 2019. Her beneficial ownership information is based on a questionnaire provided by her in January 2020 in connection with EQT’s preparation of the proxy statement for the 2020 annual meeting.

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ADDITIONAL INFORMATION
Other Matters
As of the date of this proxy statement, we do not know of any other matters that may be presented for action at the Special Meeting. However, should other matters properly come before the Special Meeting, the persons named as proxies will vote in a manner as they may, in their discretion, determine.
Submissions of Shareholder Proposals for the 2021 Annual Meeting
Under SEC rules, eligible shareholders may submit proposals for inclusion in the proxy statement and form of proxy for our 2021 annual meeting of shareholders (the “2021 annual meeting”). Such shareholder proposals (“Rule 14a-8 shareholder proposals”) must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Generally, Rule 14a-8 shareholder proposals are due 120 days before the anniversary of the date we release our proxy materials for the prior year; however, if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. We currently expect to hold the 2021 annual meeting within 30 days of May 1, 2021 (the date of the 2020 annual meeting). Therefore, we have determined that Rule 14a-8 shareholder proposals must be received by EQT’s Corporate Secretary, at EQT’s principal executive offices at 625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222, no later than the close of business on November 18, 2020, unless otherwise announced by EQT prior to the 2021 annual meeting.
Under our bylaws, in addition to proposals that will be included in our proxy statement and form of proxy, shareholders may present proposals and nominate a person as a director in person at an annual meeting, if they comply with the procedures set forth in our bylaws. Such procedures require that, among other things, a shareholder’s notice of a proposal or nomination be delivered to EQT’s Corporate Secretary, at EQT’s principal executive offices at 625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222, not earlier than the close of business on the 120th day prior to the one-year anniversary of the prior year’s annual meeting and not later than the close of business on the 90th day prior to the one-year anniversary of the prior year’s annual meeting. In the event that the annual meeting is called for a date that is more than 30 days from the one-year anniversary date of the prior year’s annual meeting, then to be timely such notice must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the later of (i) the close of business on the 90th day prior to such annual meeting or (ii) the close of business on the 10th day following the date on which public announcement of the date of the annual meeting is first made by EQT. Proposals received outside this time period, including any proposal nominating a person as a director, may not be presented at the 2021 annual meeting. Currently, we expect to hold the 2021 annual meeting within 30 days of May 1, 2021. Accordingly, for the 2021 annual meeting, assuming that we do not issue a public announcement changing the date of the meeting, notice of a proposal or nomination must be delivered to us no later than the close of business on January 31, 2021 and no earlier than the close of business on January 1, 2021. All proposals must be accompanied by the information required by Section 1.09 of our bylaws (a copy of which will be provided to any shareholder upon written request to EQT’s Corporate Secretary).
In addition, under our bylaws, a shareholder, or group of 20 or fewer shareholders, owning continuously for at least three years shares of EQT common stock representing an aggregate of at least 3% of the voting power entitled to vote in the election of directors, may nominate and include in our proxy materials director nominees constituting the greater of (i) two and (ii) 20% of the Board, provided that such nominations are submitted in writing and delivered to EQT’s Corporate Secretary, at EQT’s principal executive offices at 625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222, not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date that EQT mailed its proxy statement for the preceding year’s annual meeting of shareholders. Accordingly, for the 2021 annual meeting, such nomination notice must be delivered to us no earlier than October 19, 2020, and not later than the close of business on November 18, 2020. Such nomination notice must also contain the information required by Section 1.11 of our bylaws (a copy of which will be provided to any shareholder upon written request to EQT’s Corporate Secretary).

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Websites
Website addresses referenced in this proxy statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this proxy statement.

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APPENDIX A
The full text of the proposed amendment to the first sentence of Article Fifth of the Restated Articles of Incorporation of EQT Corporation to increase the authorized number of shares of common stock is as follows (proposed additions are double underlined, and proposed deletions are stricken through):
Fifth: The aggregate number of shares which the Company shall have authority to issue shall be:
(a)
3,000,000 shares of Preferred Stock, without par value; and

(b)
~~320,000,000~~ 640,000,000 shares of Common Stock, without par value.

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VOTE

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Special Meeting Proxy Card

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A **The Board of Directors recommends a vote "FOR" proposals 1 and 2.**

Please sign and date on the reverse side and return the Proxy Card promptly using the enclosed envelope.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

1 U P X

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03A3EF

  The Special Meeting of Shareholders of EQT Corporation will be held on Thursday, July 23, 2020 at 9:00 AM (Eastern), virtually via the internet at www.meetingcenter.io/275595832. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — EQT2020 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders. The proxy statement for the special meeting of shareholders of EQT Corporation, along with a form of proxy card, is available free of charge at www.edocumentview.com/EQT Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/EQT q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — EQT CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EQT CORPORATION Toby Z. Rice, William E. Jordan, and Nicole H. King Yohe, each with full power to act alone and with full power of substitution, are each hereby appointed as a proxy of the undersigned to vote all shares which the undersigned is entitled to vote at the Special Meeting of Shareholders of EQT Corporation (the Company) to be held on July 23, 2020, at 9:00 a.m. Eastern Time, virtually via the internet, and at any adjournment (if any) of such meeting. This Proxy is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. This Proxy Card when properly executed will be voted in the manner directed herein. If no direction is made, the proxies will vote “FOR” Proposal 1 and “FOR” Proposal 2 (if there are not sufficient votes to approve Proposal 1 and Proposal 2 is presented at the meeting), and in accordance with their judgment on such other matters as may properly come before the meeting and any adjournments thereof (if any). B Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. C Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer. THIS PROXY SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON THE REVERSE OF THIS CARD. +